UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2009

AVIGEN, INC.
(Exact name of registrant as specified in charter)

Delaware	000-28272	13-3647113
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 748-7150

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events.

On June 25, 2009, Avigen, Inc. and MediciNova, Inc. announced that they were in negotiations regarding a possible acquisition of Avigen by MediciNova, and confirmed key terms of their understanding. The press release is attached hereto as Exhibit 99.1 and incorporated by reference here.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 25, 2009, announcing MediciNova, Inc. and Avigen, Inc. Confirm Understanding for Key Terms for a Business Combination

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2009		AVIGEN, INC.

	By:	/s/ Kirk Johnson
Kirk Johnson, Ph.D
Vice President Research & Development

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated June 25, 2009, announcing MediciNova, Inc. and Avigen, Inc. Confirm Understanding for Key Terms for a Business Combination